Exhibit 10.67
[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

AMENDED AND RESTATED AMENDMENT
TO
COMDATA MERCHANT AGREEMENT
This Amended and Restated Amendment to Comdata Merchant Agreement (“Amendment”) is made and entered into as of the 14th day of December, 2011, by and between COMDATA NETWORK, INC. (“Comdata”) and TA OPERATING LLC d/b/a TravelCenters of America & Petro Stopping Centers (“Merchant”).
WHEREAS, Comdata and Merchant entered into that certain Comdata Merchant Agreement, effective as of December 15, 2010, as amended by letter agreement dated April 22, 2011 (collectively, the “Agreement”), and desire to amend the Agreement as set forth in this Amendment;
WHEREAS, on December 14, 2011, Merchant and Comdata entered into the FIM Solution Agreement pursuant to which Merchant has agreed to purchase and install RFID (Radio Frequency Identification), a technology distributed exclusively by Comdata, at all of its locations nationwide; and
WHEREAS, on December 14, 2011, Merchant and Comdata entered into an Amendment to Comdata Merchant Agreement (the “Original Amendment”); and
WHEREAS, the parties wish to change certain terms set forth in the Original Amendment and have entered into this Amendment for such purpose.
NOW, THEREFORE, in consideration of the foregoing and the other mutual covenants and agreements described in this Amendment, the parties hereby agree as follows:
1.    The Original Amendment is superseded hereby and shall be of no force or effect.
2.    Section 5 of the Agreement is deleted in its entirety and replaced with the following:
5. Merchant Locations.
For the term of this Agreement, the provisions of this Agreement shall be applicable to locations owned and substantially operated by Merchant (for purposes of this agreement, the term “owned” shall include sites owned In part by Merchant (such as in a joint venture) and sites leased by Merchant from a third party provided that the entire site is leased by Merchant from such third party) from time to time during the term of this Agreement and to any person or entity which is a franchisee of Merchant as of the Effective Date of this Agreement provided that such franchisee shall execute and deliver a separate agreement acknowledging its participation in the terms of this Agreement and that Merchant shall have no liability with respect thereto. A list of current

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Merchant owned, operated and franchised locations is attached as Schedule B to the Agreement. In addition, the provisions of this Agreement shall be applicable to Merchant’s future franchise locations (provided that such franchise locations execute and deliver a separate agreement acknowledging its participation in the terms of this Agreement and that Merchant shall have no liability with respect thereto).
3.    Section 7(b) of the Agreement is amended to include DEF Gallons and other gallons as may be sold by Merchant in the future, provided such reporting is available..
4.    Section 8 of the Agreement is amended to change the expiration date of the Agreement from January 2, 2016 to January 2, 2022.
5.    Section 1 of Schedule A of the Agreement is amended to include the following new fee schedule.
Fees from December 31, 2011 through the term of the Agreement:

Comdata Payment Method	Fee per Transaction
Authorization of Funded Card Txn.	See Fee Options Below
Authorization of Direct Bill Transaction	See Fee Options Below.
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]

Transaction Fee Type	Fee [***] in connection with Automated Authorization	Fee [***]	Settlement Terms
[***]	[***]	[***]	[***] Wire
Funded Flat Fee	$0.92	[***]	[***] Wire
Direct Bill Flat Fee	$0.67	[***]	[***]
[***]	[***]	[***]	[***] Wire, with settlement on [***] for [***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

6.    Except as expressly amended herein, all terms and provisions of the Agreement shall remain unchanged and in full force and effect. Capitalized terms not defined herein shall have the meaning ascribed thereto in the Agreement.
IN WITNESS THEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

MERCHANT:	COMDATA NETWORK, INC.

TA OPERATING LLC
By: /s/ Thomas M O’Brien	By: /s/ Steve Stevenson
Title: Thomas M. O’Brien President and CEO	Title: President

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